Defined Asset Funds[SM]
                            Selected Ten Portfolio
                                     1996
                                   Series 5
                 A Simple Investment Strategy for Total Return

Texaco
Philip Morris
JP Morgan
Exxon
Minnesota Mining
Chevron
DuPont
International Paper
General Motors
AT&T

Merrill Lynch





The Dow Jones Industrial Average

The Dow Jones Industrial Average (DJIA) consists of 30 common stocks chosen by the editors of The Wall Street Journal as representative of the New York Stock Exchange and of American industry. The companies are highly capitalized and their stocks are widely held by individual and institutional investors.

Allied Signal
Procter & Gamble
J.P. Morgan & Co.
American Express
3M
International Paper
Du Pont
Philip Morris
Eastman Kodak
United Technologies
Goodyear
Sears Roebuck & Co.
Bethlehem Steel
Exxon
IBM
Texaco
General Electric
Coca-Cola
General Motors
Union Carbide
McDonald's
Walt Disney
Chevron
AT&T
Caterpillar
Westinghouse Electric
Boeing
Woolworth
Merck
Aluminum Co. of America
Select Ten Portfolio
DJIA




                             SELECTING INVESTMENTS
                           FOR YOUR PORTFOLIO CAN BE
                           COMPLICATED. SOMETIMES,
                             SIMPLE CAN BE BETTER

The Select Ten Strategy

The Select Ten Portfolio seeks total return by holding the ten highest dividend-yielding stocks of the Dow Jones Industrial Average(*) (the "Strategy Stocks") for about one year.

It's Simple

The Portfolio offers a simple way to seek potential values in the equity market by investing in leading companies whose prices may be depressed.

The Portfolio consists of approximately equal values of the ten stocks in the DJIA having the highest dividend yield at the time of the offering, and will hold them for about one year. After one year, the Portfolio will liquidate. You may choose to reinvest your proceeds into the next Portfolio of the then-current Strategy Stocks, if available, at a reduced sales charge, or you can take the cash.

You can get started with the Select Ten Portfolio with as little as about $250.

It's Convenient

You have a convenient way to invest in a fixed Portfolio of well known stocks with just one purchase. You'll also enjoy the advantages of:

o Quarterly dividends. You will receive four consolidated checks per year, not 40 for the 10 stocks.

o Reinvestment. You may choose to reinvest your dividends at a reduced sales charge to compound your income.

o No sell decisions. You are buying and holding for about one year, a Portfolio of established companies with relatively high dividend yields.

Time in the Market

Average Annual Total Returns through 12/31/95: Strategy Stocks, DJIA and S&P 500 (dividends reinvested at year-end).

                                 3 year        5 year      10 year     15 year     20 year     25 year
Strategy Stocks                  21.63%        21.06%      18.21%      19.08%      17.72%      17.04%
Dow Jones Industrial Average*    18.69%        17.33%      16.34%      16.04%      14.00%      12.05%
S&P 500*                         15.16%        16.50%      14.79%      14.62%      14.37%      12.03%
------------

     *Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with, and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in this brochure or the prospectus relating to the Portfolio.

[A mountain chart, captioned "Potential Growth of $10,000 invested in 1971 through 9/30/96", compares the performances of the Strategy Stocks (blue), Dow Jones Industrial Average (mauve), and S&P 500 (green) beginning in 1971, and increasing in two year increments, ending in 1995. Three boxes in the upper left quadrant indicates the components of the chart. The x axis reflects the three specific dollar amount that correspond to the three different strategies; $194,095 equals the S&P 500; $200,916 equals the Dow Jones Industrial Average; $596,047 equals the Strategy Stocks; the y axis reflects years.]

Timing The Market

Annual Total Returns (Periods ending December 31)


           Strategy
Year       Stocks           DJIA        S&P 500

1971        2.47%            9.79%       14.31%
1972       23.26%           18.21%       18.98%
1973       -1.02%          -13.12%      -14.66%
1974       -0.31%          -23.14%      -26.47%
1975       57.02%           44.40%       36.92%
1976       34.81%           22.72%       23.53%
1977       -0.83%          -12.71%       -7.19%
1978        0.16%            2.69%        6.39%
1979       12.35%           10.52%       18.02%
1980       26.37%           21.41%       31.50%
1981        7.47%           -3.40%       -4.83%
1982       25.46%           25.79%       20.26%
1983       38.46%           25.68%       22.27%
1984        7.34%            1.06%        5.95%
1985       28.63%           32.78%       31.43%
1986       34.57%           26.91%       18.37%
1987        6.97%            6.02%        5.67%
1988       21.50%           15.95%       16.58%
1989       27.30%           31.71%       31.11%
1990       -7.94%           -0.57%       -3.20%
1991       33.37%           23.93%       30.51%
1992        8.32%            7.34%        7.67%
1993       26.92%           16.72%        9.97%
1994        3.89%            4.95%        1.30%
1995       36.48%           36.48%       37.10%
1996*      16.64%           16.81%       13.37%
*as of 9/30/96

The charts above compare hypothetical performance of the Select Ten Strategy Stocks with the actual performance of the Dow Jones Industrial Average and the S&P 500 Composite Stock Price Index. The results shown assume that all dividends during each year are reinvested at the end of that year, and do not reflect sales charges, commissions, expenses or taxes. If Portfolio sales charges and expenses were deducted, the Strategy Stocks would have underperformed the DJIA and the S&P in 14 out of the last 25 years, and there can be no assurance that any Portfolio will outperform the DJIA. Actual Portfolio performance will also differ from Strategy Stocks because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally. For a more complete discussion of Strategy Stock and Portfolio performance, please speak to your financial professional.


Select Ten Portfolio 1996 Series 5*
                                                                Current
                                              Ticker            Dividend
Name of Issuer                                Symbol            Yield+

1.  Philip Morris Companies, Inc.             MO                5.18%
2.  American Telephone & Telegraph Company    T                 3.78%
3.  J.P. Morgan & Company, Inc.               JPM               3.75%
4.  Exxon Corporation                         XON               3.57%
5.  Texaco, Inc.                              TX                3.35%
6.  Chevron Corporation                       CHV               3.29%
7.  General Motors Corporation                GM                2.97%
8.  Minnesota Mining & Manufacturing Company  MMM               2.56%
9.  Du Pont (E.I.) De Nemours & Company       DD                2.46%
10. International Paper Company               IP                2.34%

*Initial date of deposit -- November 1, 1996
+Current Dividend Yield for each security was calculated by annualizing the last quarterly or semi-annual ordinary dividend distributed on that security and dividing the result by that security's market value as of the close of trading on October 31, 1996. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

The Strategy may not necessarily reflect the research opinions or any buy or sell recommendation of any of the Sponsors.

Prior Select Ten Portfolio Performance

The Chart below shows average annual total returns for each of the three Series, which assume an annual "rollover" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each Series:

Series From Inception
through 9/30/96                         Most Recent Completed Portfolio

            Inception   Return          Period               Return

A Series    1/3/92      14.30%          1/9/95-2/23/96       34.72%
B Series    5/17/91     14.48%          5/10/95-6/28/96      25.32%
C Series    9/1/92      16.90%          9/7/94-9/30/95       22.41%

Past performance is no guarantee of future results. Average annual total return represents price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses.


Defining Your Risks

At Defined Asset Funds, our goal is to give investors the information they need to make informed decisions. The following are important facts to keep in mind when considering this investment for your portfolio. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors able and willing to assume risks generally associated with equity investments. It may not be appropriate for investors seeking preservation of capital or high current income.

o There can be no assurance that the Portfolio or Strategy will meet its objective.

o The value of your investment will fluctuate with the prices of the underlying stocks. There is no guarantee that dividend rates will be maintained or that stock prices will not decrease.

o These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be assurance the market factors that caused these relatively low prices and high yields will change.


Defining Your Cost

Low Initial Sales Charge/Reduced Charge for Rollovers

As illustrated in the following chart, first-time investors pay a 1% maximum sales charge when they buy. In addition, a deferred sales charge of $1.75 per 1,000 units will be deducted from the Portfolio's net asset value each month over the last ten months of the Portfolio's life ($17.50 total). This deferred method of payment keeps more of your money invested over a longer period of time.


                                                          As a % of
                                      Amount per          Public Offering
Amount Purchased                      1,000 Units         Price
-------------------------------------------------------------------------
Maximum Initial Sales Charge          $10.00              1.00%

Deferred Sales Charge                 $17.50              1.75%
                                      =========================
Your Sales Charge                     $27.50              2.75%
--------------------------------------------------------------------------

Should you reinvest the proceeds of your investment into a new portfolio, if available, you will not be subject to the 1% initial charge, just the $17.50 deferred fee. If you sell your investment before maturity, the remaining deferred sales charge and, in the secondary market, a charge to reflect estimated costs of liquidating securities to meet cash redemptions, will be deducted.


Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.
                                                     Total Sales Charge
                                                     as a %
                            Deferred Sales Charge    of the Public
Amount Purchased            per 1,000 units          Offering Price
-----------------------------------------------------------------------
Less than $50,000           $17.50                   2.75%
$50,000 to $99,999          $17.50                   2.50%
$100,000 to $249,999        $17.50                   2.00%
$250,000 or more            $17.50                   1.75%
-----------------------------------------------------------------------




Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will reflect the actual amount paid to you (net of the deferred sales charge and the charge for organizational expenses). Accordingly, you should not increase your basis in your units by the deferred sales charge and the charge for organizational expenses.



Don't Delay

Call your financial professional for a free prospectus containing more complete information, including all charges and expenses. Read it carefully before you invest.

Units of the next Series are not yet available. Information herein is subject to amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This document shall not constitute an offer to buy nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.


Other Select Series

Hong Kong Portfolio
  (Hang Seng Index)

Japan Portfolio
  (Nikkei Index)

United Kingdom Portfolio
  (Financial Times Index)

Select Growth Portfolio


Equity Income Funds
Concept Series

Premier American Portfolio
Health Care Trust II
Natural Gas Trust 2
Real Estate Income Fund 2
TeleoGlobal Trust 2


Equity Income Funds Utility Series

15th Utility Common Stock Series


Equity Income Funds
Index Series

S&P 500 Index Trust 2
S&P MidCap Index Trust


Other Defined Asset Funds
Bond Funds

Municipal Income Funds
Corporate Income Funds
Government Securities Income Funds
International Bond Funds